                            PHILADELPHIA FUND, INC.

PRESIDENT'S LETTER - January 6, 1998

Dear shareholders,

During the 1990s investment dollars have been flowing into U.S. equities, and we see no reason for this to change in the near future. Historically, during international upheavals, nervous money bought gold. Today, those with nervous minds buy Treasury bonds while central bankers sell their gold hoards.

With upheavals in Asia causing capital flight into U.S. Treasury bonds, we look for interest rates to stay low. The weakened Asian currencies will hold our costs for imported goods down, slowing our exports and lessening inflationary pressures in our economy. These factors combine to convince us that there is little likelihood of an increase in interest rates, and low interest rates have been a major positive for our fund's success this year.
We have substantial investments in banking, insurance, and financial services; these areas tend to do well in a dropping interest rate environment. Our investment in Comcast Communications benefited from news that Microsoft will invest a billion dollars in the company.

The outlook for 1998 appears to be more of the same, though the world now worries about the economies of the Asian Tigers and Japan. The International Monetary Fund needs vision and a deft hand to prevent the problems of these countries from spreading to the global economy. If Asian governments reform their banking regulation, open their markets, grow their money supplies suitably, and let weak companies merge with the strong, the problem should be manageable.

Since our last report we have purchased shares in Occidental Petroleum, Ingles Markets, Kerr-McGee, and Western Resources; an oil and chemical company, a grocer, an oil exploration company, and a public utility.

Your fund paid a dividend of 2.3 cents per share for the fourth quarter and a capital gain of 81.7 cents per share for the year.




                                            Very truly yours,
                                            /s/ Donald H. Baxter
                                            Donald H. Baxter
                                            President

Comparison of the change in value of $10,000 investment in the Philadelphia Fund and the Standard and Poor's 500 Index*

The printed report shows a line graph with the following points.
              PHILADELPHIA   S&P
              FUND           INDEX
11/30/87      $10,000        $10,000
11/30/88      $11,879        $12,328
11/30/89      $16,294        $16,128
11/30/90      $14,152        $15,563
11/30/91      $14,675        $18,725
11/30/92      $17,895        $22,180
11/30/93      $21,190        $24,416
11/30/94      $19,669        $24,675
11/30/95      $24,897        $33,789
11/30/96      $28,892        $43,209
11/30/97      $36,873        $55,524

     Average Annual Total Returns as of 11/30/97
                         1 YEAR   5 YEARS  10 YEARS
                         --------------------------------
N.A.V. Only              27.62%   15.56%   13.94%
S.E.C. Standardized      27.62%   15.56%   13.01%

           Past performance is not predictive of future performance.

 * The Standard & Poor's 500 Composite Stock Index is a widely recognized unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and reinvestment of dividends.

                           PHILADELPHIA FUND, INC.

PORTFOLIO OF INVESTMENTS  -  NOVEMBER 30, 1997

Shares                                                               Value
-------                                                          -------------
                            COMMON STOCKS - 87.4%
                                BANKS - 20.2%
 70,000  National City Corp....................................  $   4,672,500
 36,612  NationsBank Corp......................................      2,199,008
155,000  PNC Bank Corp.........................................      8,340,938
 25,000  Wells Fargo & Co. ....................................      7,681,250
                                                                 -------------
                                                                    22,893,686
                                                                 -------------
                               BEVERAGES - 7.2%
130,000  Coca Cola Co. .......................................       8,125,000
                                                                 -------------
                            COMMUNICATIONS - 11.3%
140,000  Comcast Corp. Class "A"..............................       3,902,500
140,000  Comcast Corp. Special Class "A"......................       3,920,000
 68,000  SBC Communications Inc. .............................       4,951,250
                                                                 -------------
                                                                    12,773,750
                                                                 -------------
                               DEFENSE - 6.5%
 85,000  General Dynamics Corp................................       7,363,125
                                                                 -------------
                         FINANCIAL SERVICES - 11.6%
 60,000  American Express Co..................................       4,732,500
160,000  Federal National Mortgage Association ...............       8,450,000
                                                                 -------------
                                                                    13,182,500
                                                                 -------------
                               FOOD-RETAIL 1.3%
110,000  Ingles Markets, Inc. Class "A" ......................       1,485,000
                                                                 -------------

                              INSURANCE - 9.4%
 60,000  American International Group Inc.....................       6,048,750
 15,000  Commerce Group, Inc..................................         470,000
 90,000  Conseco, Inc.........................................       4,190,625
                                                                 -------------
                                                                    10,710,000
                                                                 -------------
                                  OIL - 10.6%
 20,000  Kerr McGee Corp .....................................       1,326,250
210,000  Occidental Petroleum Corp. ..........................       6,234,375
 80,000  Texaco, Inc. ........................................       4,520,000
                                                                 -------------
                                                                    12,080,625
                                                                 -------------

Shares                                                               Value
-------                                                          -------------
                              PUBLISHING - 2.6%
 20,000  Time Warner Inc. ....................................   $   1,165,000
  4,000  Washington Post Co. Cl. B............................       1,821,000
                                                                 -------------
                                                                     2,986,000
                                                                 -------------
                      SPECIALIZED CONSUMER GOODS - 1.3%
 60,000  Jostens Inc..........................................       1,440,000
                                                                 -------------
                               TOBACCO - 2.0%
 75,000  UST Inc. ............................................       2,315,625
                                                                 -------------
                               UTILITIES - 3.4%
100,000  Western Resources, Inc ..............................       3,906,250
                                                                 -------------

         Total Value of Common Stocks (cost $51,448,974)......      99,261,571
                                                                 -------------

Principal
  Amount
---------
                     U.S. GOVERNMENT OBLIGATIONS - 6.3%
$5,000M  U.S. Treasury Bond, 13 3/4% due 08/15/04
         (cost $6,498,293)....................................       7,140,630
                                                                 -------------
                      SHORT-TERM CORPORATE NOTES - 5.9%
 1,850M  Chevron Oil Corp., 5.56% due 12/04/97................       1,850,000
 2,300M  GE Capital Corp., 5.54% due 12/11/97.................       2,300,000
 2,500M  Chevron USA Corp., 5.57% due 12/18/97................       2,500,000
                                                                 -------------
         Total Value of Short-Term Corporate Notes
         (cost $6,650,000) ...................................       6,650,000
                                                                 -------------

         Total Value of Investments (cost $64,597,267)... 99.6%    113,052,201
         Other Assets, Less Liabilities..................   .4         441,951
                                                         ------  -------------
         Net Assets......................................100.0%  $ 113,494,152
                                                         ======  =============


                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - NOVEMBER 30, 1997

ASSETS
      Investments in securities, at value
        (identified cost $64,597,267) (Note 1A).....             $113,052,201
      Cash..........................................                  283,821
      Dividends and interest receivable.............                  281,941
      Other assets..................................                    7,106
                                                                 ------------
         TOTAL ASSETS...............................              113,625,069


LIABILITIES
      Accrued advisory and administrative fees......$   94,578
      Other accrued expenses........................    36,339
                                                    ----------
         TOTAL LIABILITIES..........................                  130,917
                                                                 ------------

NET ASSETS..........................................             $113,494,152
                                                                 ============
NET ASSETS CONSIST OF:
      Capital paid in...............................             $ 55,609,713
      Undistributed net investment income ..........                  240,444
      Accumulated net realized gain on investments..                9,189,061
      Net unrealized appreciation in value of
        investments.................................               48,454,934
                                                                 ------------
         TOTAL......................................             $113,494,152
                                                                 ============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
 PER SHARE
      ($113,494,152 / 11,292,031 shares outstanding)
       30,000,000 shares authorized, $1.00 par value
       (Note 2).....................................                  $10.05
                                                                      ======

                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

STATEMENT OF OPERATIONS - YEAR ENDED NOVEMBER 30, 1997

INVESTMENT INCOME
  Income:
      Dividends.............................    $1,779,429
      Interest..............................       856,723
                                                ----------
            TOTAL INCOME....................                  $ 2,636,152

  Expenses: (Notes 4 and 5)
      Investment advisory fee ..............       776,208
      Distribution plan expenses ...........       268,479
      Administrative fee ...................       258,736
      Director fees and expenses............        58,156
      Professional fees.....................        49,238
      Fund accounting expense...............        47,363
      Transfer agent and dividend disbursing
        agent's fees and expenses...........        36,438
      Custodian fees........................        28,557
      Other expenses........................        57,967
                                                ----------
        TOTAL EXPENSES......................     1,581,142
        Less: Custodian fees paid indirectly         4,010
                                                ----------
               NET EXPENSES ................                    1,577,132
                                                               ----------
        INVESTMENT INCOME-NET...............                    1,059,020

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS (Note 3):
      Net realized gain on investments......     9,197,530
      Net unrealized appreciation of
        investments.........................    15,173,415
                                                ----------
        Net gain on investments.............                   24,370,945
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS...............................                  $25,429,965
                                                              ===========

                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS - YEARS ENDED NOVEMBER 30, 1997 AND 1996

                                                       1997          1996
                                                   -----------    -----------
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income............................. $   1,059,020  $ 1,542,368
Net realized gain on investments..................     9,197,530      357,495
Net unrealized appreciation of investments........    15,173,415   11,824,732
                                                   -------------  -----------
     Net increase in net assets resulting from
       operations.................................    25,429,965   13,724,595


DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.............................    (1,234,269)  (1,732,280)
Net realized gain on investments..................      (362,363)  (9,295,047)

CAPITAL SHARE TRANSACTIONS
Increase (decrease) in net assets resulting from
  capital share transactions (Note 2).............    (7,639,496)   2,498,689
                                                   -------------  -----------
     Net increase in net assets...................    16,193,837    5,195,957

NET ASSETS
Beginning of year.................................    97,300,315   92,104,358
                                                   -------------  -----------
End of year (including undistributed net
  investment income of $240,444 and $415,693,
  respectively.................................... $ 113,494,152  $97,300,315
                                                   =============  ===========

                       See notes to financial statements

                           PHILADELPHIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES
    Philadelphia Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified open-end management investment company. The Fund's investment objective is to achieve long term growth of capital and income. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    A. Security Valuation - securities listed on national exchanges or the NASDAQ National Market System are valued at the closing sales price on November 28, 1997. Securities traded over-the-counter and securities not traded that day are valued at the prevailing quoted bid price. Short-term obligations are stated at cost which when combined with interest receivable approximates fair value.

    B. Federal Income Taxes - no provision has been made for Federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains to relieve it from all, or substantially all, such taxes.

    C. Use of Estimates - the preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

    D. Other - the Fund distributes its net investment income quarterly and net realized gains annually. Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Premiums on bonds purchased are amortized over the life of the bonds. Interest income and estimated expenses are accrued daily.

2. CAPITAL STOCK
    At November 30, 1997 there were 11,292,031 shares outstanding. Transactions in capital stock were as follows:


                               1997                     1996
                      -----------------------  ----------------------
                        Shares       Amount      Shares      Amount
                      ----------   -----------  ---------   ----------

Capital stock sold....    32,832   $   281,352       62,070   $   449,151
Capital stock issued
in reinvestment of
distributions ........   152,288     1,296,925    1,322,459     9,413,721
Capital stock
redeemed..............(1,054,871)   (9,217,773)  (1,009,161)   (7,364,183)
                      -----------  ------------  -----------  ------------
   Net increase
   (decrease)..         (869,751)  $(7,639,496)     375,368   $ 2,498,689
                      ===========  ============  ===========  ============

                           PHILADELPHIA FUND, INC.

3. PURCHASES AND SALES OF SECURITIES
    For the year ended November 30, 1997, purchases and sales of securities, other than United States Government obligations and short-term notes, aggregated $16,887,150 and $24,546,321 respectively. There were no purchases or sales of long-term United States Government obligations during the year.

    At November 30, 1997, the cost of investments for Federal income tax purposes was $64,597,267. Accumulated net unrealized appreciation on investments was $48,454,934 consisting of $48,534,370 gross unrealized appreciation and $79,436 gross unrealized depreciation.


4. INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH AFFILIATES
    Baxter Financial Corporation (BFC), is the investment advisor and the administrator of the Fund.

    As investment advisor, BFC supervises the Fund's investments on a continuous basis and provides the Fund with investment advice and recommendations for an annual fee equal to .75% of the first $200 million of net assets, .625% of net assets between $200 million and $400 million, and
 .50% of net assets in excess of $400 million.

    As the Fund's administrator, BFC is responsible for providing overall supervision of the Fund's administrative operations and receives an annual fee of .25% of the average net assets of the Fund.

    Both the investment advisory fee and the administrative fee are payable monthly, based on month-end net asset values of the Fund.

    During the year ended November 30, 1997, directors of the Fund who are not affiliated with BFC received directors fees aggregating $39,600. Thomas J. Flaherty a director and former officer of the Fund receives a monthly pension from the Fund which amounted to $12,500 for the year ended November 30, 1997.

    The Fund's Custodian has provided credits in the amount of $4,010 against custodian charges based on the uninvested cash balances of the Fund.

5. DISTRIBUTION PLAN
    Pursuant to an amended Distribution Plan adopted under rule 12b-1 of the 1940 Act, the Fund may pay a fee in an amount up to .5% of the Fund's average net assets calculated monthly.

    A component of the 12b-1 fee (.25% of the Fund's average net assets) is paid to BFC for providing shareholder services, which includes advice and information regarding: share accounts; applications; use of the prototype retirement plans of the Fund; assistance with questions or problems regarding the Fund's transfer agent, as well as other information and services. In its discretion, BFC may make payments to registered broker-dealers and members of the National Association of Securities Dealers, Inc. for providing Fund Shareholders with similar services.

                            PHILADELPHIA FUND, INC.

    The remainder of the fee may be used to pay brokers and dealers which enter into agreements with BFC or which provide sales, promotional, or advertising services to the Fund, and to pay for other distribution, advertising, registration and promotional expenses associated with the sale of Fund shares.


6. YEAR-END DISTRIBUTION
    Realized gains from security transactions are distributed to shareholders in December following the end of the fiscal year. A distribution of $.84 a share, consisting of $.817 from realized gains and $.023 from ordinary income was declared on December 8, 1997. The distribution is payable on December 31, 1997 to the shareholders of record on December 24, 1997.

                           PHILADELPHIA FUND, INC.

                             FINANCIAL HIGHLIGHTS

The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.

PER SHARE DATA                                                  Year  Ended  November  30,
--------------                         ---------------------------------------------------------------------------------------
                                        1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
                                       ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net Asset Value, Beginning of Year... $ 8.00    $7.81    $6.29    $7.52    $6.52    $5.41    $5.34    $7.23    $5.51    $6.38
                                       ------   ------   ------   ------   ------   ------   ------   ------   ------   ------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income................   0.09     0.13     0.14     0.13     0.13     0.09     0.10     0.17     0.15     0.08
Net Realized & Unrealized
  Gains (Loss) on Investments........   2.10     0.99     1.51    (0.61)    1.05     1.09     0.10    (0.99)    1.84     0.92
                                       ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Total From Investment Operations.....   2.19     1.12     1.65    (0.48)    1.18     1.18     0.20    (0.82)    1.99     1.00
                                       ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
LESS DISTRIBUTIONS FROM:
Net Investment Income................   0.11     0.14     0.10     0.13     0.10     0.07     0.13     0.18     0.11     0.10
Net Realized Gains...................   0.03     0.79     0.03     0.62     0.08     ---      ---      0.89     0.16     1.77
                                       ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Total Distributions..................   0.14     0.93     0.13     0.75     0.18     0.07     0.13     1.07     0.27     1.87
                                       ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net Asset Value, End of Year......... $10.05    $8.00    $7.81    $6.29    $7.52    $6.52    $5.41    $5.34    $7.23    $5.51
                                       ======   ======   ======   ======   ======   ======   ======   ======   ======   ======

TOTAL RETURN (%).....................  27.62    16.04    26.58    (7.17)   18.41    21.94     3.69   (13.14)   37.17    18.79
------------

RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Year
  (in thousands)..................... $113,494 $97,300  $92,104  $80,225  $94,282  $85,782  $81,758  $87,410  $110,182 $91,333


Ratio to Average Net Assets:
  Expenses (%).......................   1.53     1.56     1.62     1.67     1.60     1.79     1.61     1.19     0.95     0.90
  Net Investment Income (%)..........   1.02     1.69     1.86     1.89     1.81     1.37     1.73     2.95     2.02     1.50


Portfolio Turnover Rate (%)..........     17       14       59       28       24       39       49       43        9       16

Average commission rate*............. $.1216   $.1366


*Average commission rate (per share of security) as required by amended discloser requirements effective September 1995.

                       See notes to financial statements

                         INDEPENDENT AUDITORS REPORT

To the Shareholders and Board of
Directors of Philadelphia Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Philadelphia Fund, Inc., including the portfolio of investments as of November 30, 1997, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended November 30, 1996 and the financial highlights for each of the nine years in the period ended November 30, 1996, were audited by other auditors, whose report, dated December 16, 1996, expressed an unqualified opinion on that statement and the financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provided a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Philadelphia Fund, Inc. at November 30, 1997, and the results of its operations, changes in its net assets and financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                          BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
December 19, 1997 (Except for Note 6 as to which the date is December 26,
1997)

                            PHILADELPHIA FUND, INC.

OFFICERS

DONALD H. BAXTER, Chairman and President
RONALD F. ROHE, Vice President/Secretary/Treasurer


ADMINISTRATIVE STAFF

KEITH A. EDELMAN, Director of Operations
DIANE M. SARRO, Director of Shareholder Services


DIRECTORS

DONALD H. BAXTER
THOMAS J. FLAHERTY
JAMES KEOGH
KENNETH W. McARTHUR
ROBERT L. MEYER
DONALD P. PARSON
ROBERT A. UTTING


PHILADELPHIA FUND, INC.
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432 (561) 395-2155


INVESTMENT ADVISOR, ADMINISTRATOR AND DISTRIBUTOR
BAXTER FINANCIAL CORP.,
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432


CUSTODIAN
STAR BANK, N.A., P.O. Box 640110, Cincinnati, OH 45264-0110


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
AMERICAN DATA SERVICES, INC.
Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, NY 11788


LEGAL COUNSEL
STRADLEY, RONON, STEVENS & YOUNG, Malvern, PA


AUDITORS
BRIGGS, BUNTING & DOUGHERTY, LLP Philadelphia, PA

        Philadelphia Fund, Inc.                       PHILADELPHIA
      1200 North Federal Highway                       FUND, INC.
              Suite 424
         Boca Raton, FL 33432                             ANNUAL
            (561) 395-2155                                REPORT

                                                    November 30, 1997

                [LOGO]




                                                     Established 1923
You will find important information
about PHILADELPHIA FUND - its
investment policy and management, past
record and the method of calculating
the per-share net asset value in the
current prospectus. This report is
submitted for the general information
of the Fund's shareholders. It is not
authorized for distribution to
prospective investors unless preceded
or accompanied by an effective prospectus.